UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CPI AEROSTRUCTURES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applied:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

***  Exercise Your Right to Vote  ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 13, 2019

Meeting Information
CPI AEROSTRUCTURES, INC.	Meeting Type: Annual Meeting
For holders as of: April 22, 2019
Date: June 13, 2019 Time: 9:00 AM EDT
	Location:	CPI Aerostructures, Inc. 91 Heartland Blvd. Edgewood, NY 11717

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000382319_1     R1.0.1.17

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 30, 2019 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

0000382319_2     R1.0.1.17

Voting items
The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

Nominees

01	Janet Cooper 02 Carey Bond 03 Michael Faber 04 Douglas McCrosson

The Board of Directors recommends you vote FOR the following proposal:

2.	Advisory approval of the compensation of the Company’s Named Executive Officers.

The Board of Directors recommends you vote FOR the following proposal:

3.	Ratification of appointment of CohnReznick LLP as the Company’s independent registered public accounting firm.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

0000382319_3     R1.0.1.17

Voting Instructions

0000382319_4     R1.0.1.17

CPI AEROSTRUCTURES, INC.	You may vote your proxy when you view the
c/o Continental Proxy Services	material on the internet. You will be asked
1 State Street, New York NY 10004	to follow the prompts to vote your shares.

CPI AEROSTRUCTURES, INC.
91 Heartland Blvd.
Edgewood, New York 11717

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
to be held on Thursday,
June 13, 2019

To the Shareholders of CPI Aerostructures, Inc.:

Shareholders of record as of April 22, 2019 are encouraged and cordially invited to attend the 2019 Annual Meeting of Shareholders. You may vote in person at the Annual Meeting or you may vote by proxy, as explained in this notice.

Under Securities and Exchange Commission (“SEC”) rules, you are receiving this notice that the proxy materials for our 2019 Annual Meeting of Shareholders are available on the internet. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement and annual report to shareholders are available at: www.cstproxy.com/cpiaero/2019

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 30, 2019 to facilitate timely delivery.

The 2019 Annual Meeting of Shareholders of CPI Aerostructures, Inc. (the “Company”) will be held at the Company’s corporate offices, located at 91 Heartland Boulevard, Edgewood, NY 11717, on Thursday, June 13, 2019 at 9:00 a.m. Only shareholders who owned stock at the close of business on the record date, April 22, 2019, may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting that may take place.

Proposals to be voted on at the Annual Meeting are listed below along with the recommendations of the Board of Directors.

The Board of Directors recommends that you vote FOR the following proposals:

(1)	“FOR” the election of Janet Cooper as a Class I Director and for the election of Carey Bond, Michael Faber, and Douglas McCrosson as Class III Directors;
(2)	“FOR” the approval of executive compensation of our named executive officers; and
(3)	“FOR” the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm.

Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.	CONTROL NUMBER

The Proxy Materials are available for review at: http://www.cstproxy.com/cpiaero/2019

CPI AEROSTRUCTURES, INC.
91 Heartland Blvd.
Edgewood, New York 11717

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 13, 2019.

This notice also constitutes notice of the 2019 Annual Meeting of Shareholders of the Company.

You may access the following proxy materials at www.cstproxy.com/cpiaero/2019

-	Notice of the 2019 Annual Meeting of Shareholders;
-	The Company’s 2019 Proxy Statement;
-	The Company’s Annual Report to Shareholders for the year ended December 31, 2018; and
-	Proxy Card.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 30, 2019 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0691,
or
By logging on to http://www.cstproxy.com/cpiaero/2019
or
By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.